NET INCOME PER SHARE	12 Months Ended
Dec. 31, 2023
NET INCOME PER SHARE
NET INCOME PER SHARE

17.  NET INCOME PER SHARE

Basic and diluted net income per share for the years presented were calculated as follows:

	For the year ended
	December 31,
	2021	2022	2023
	RMB	RMB	RMB	US$
Numerator:
Net income	578,653	488,246	2,847,933	401,123
Less: Net income attributable to non-controlling interests	108	—	—	—
Net income attributable to ordinary shareholders	578,545	488,246	2,847,933	401,123

Denominator:
Weighted average number of shares – basic	2,051,263,478	2,473,078,408	2,532,109,710	2,532,109,710
Adjustments for dilutive options and RSUs	84,580,779	43,195,219	453,592	453,592
Weighted average number of shares – diluted	2,135,844,257	2,516,273,627	2,532,563,302	2,532,563,302

Basic net income per share attributable to ordinary shareholders	0.29	0.20	1.12	0.16
Diluted net income per share attributable to ordinary shareholders	0.27	0.19	1.12	0.16

Generally, basic net income per share is computed using the weighted average number of ordinary shares and Senior Preferred Shares outstanding during the respective year. Senior Preferred Shares were considered as participating securities under ASC 260, therefore, they are included in the computation of basis shares. Diluted net income per share is computed using the weighted average number of ordinary shares and dilutive potential ordinary shares outstanding during the respective year. The potentially dilutive ordinary shares included RSUs and options to purchase ordinary shares of 84,580,779, 43,195,219 and 453,592 for the years ended December 31, 2021, 2022 and 2023 on a weighted average basis, respectively.